UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the consummation of the merger (the “Merger”) of AMC Entertainment Inc. (“AMCE”) with and into its direct parent company, AMC Entertainment Holdings, Inc. (the “Company”), the Company, AMCE, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”) entered into (i) the Second Supplemental Indenture, dated as of March 31, 2016, to the Indenture, dated as of June 5, 2015, by and between AMCE, the guarantors party thereto and the Trustee, with respect to $600 million aggregate principal amount of 5.75% Senior Subordinated Notes due 2025 and (ii) the Second Supplemental Indenture, dated as of March 31, 2016, to the Indenture, dated as of February 7, 2014, by and between AMCE, the guarantors party thereto and the Trustee, with respect to $375 million aggregate principal amount of 5.875% Senior Subordinated Notes due 2022, whereby the Company assumed the obligations of AMCE under the indentures referenced above and the securities issued pursuant to such indentures. The description of the supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the supplemental indentures, which are filed herewith as Exhibit 4.1 and Exhibit 4.2 and incorporated herein by reference  Additional information concerning the indentures and the securities issued pursuant to the indentures was previously reported by the Company on its Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 10, 2014 and June 5, 2015 and is incorporated herein by reference.

Additionally, in connection with the Merger, the Company assumed all of the obligations of AMCE pursuant to the Credit Agreement, dated as of April 30, 2013 (as subsequently amended), by and among AMCE, the lenders party thereto, Citicorp North America, Inc., (“Citi”) as agent, and the other agents and arrangers party thereto.  Additional information concerning the Credit Agreement was previously reported by the Company on its Current Report on Form 8-K filed with the SEC on December 11, 2015 and is incorporated herein by reference.  Citi or its affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to the Company and its affiliates in the ordinary course of business.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 8.01                                           Other Events.

On March 31, 2016, the Company merged its wholly owned subsidiary, AMCE, into the Company.   As described above under Item 1.01, the Company will assume the obligations of AMCE under the agreements described above, as well as certain other immaterial obligations of AMCE.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

4.1

Second Supplemental Indenture, dated as of March 31, 2016, by and between AMC Entertainment Holdings, Inc., AMC Entertainment Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2

Second Supplemental Indenture, dated as of March 31, 2016, by and between AMC Entertainment Holdings, Inc., AMC Entertainment Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly  caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 31, 2016	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1

Second Supplemental Indenture, dated as of March 31, 2016, by and between AMC Entertainment Holdings, Inc., AMC Entertainment Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2

Second Supplemental Indenture, dated as of March 31, 2016, by and between AMC Entertainment Holdings, Inc., AMC Entertainment Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.